ForeRetirement Variable Annuity

Supplement Dated June 5, 2015 to your Prospectus dated May 1, 2015

Effective July 13, 2015, the following changes are made to the PIMCO EqS Pathfinder Portfolio®:

Portfolio Name

The PIMCO EqS Pathfinder Portfolio® is renamed PIMCO Global Dividend Portfolio.

Investment Objective

The investment objective is deleted and replaced with:

The Portfolio’s primary investment objective is to seek to provide current income that exceeds the average yield on global stocks.  The Portfolio’s secondary objective is to seek to provide long-term capital appreciation.

This Supplement Should Be Retained For Future Reference.

FR.I-060515-MC